                                 TERMINATION OF

                             VOTING TRUST AGREEMENT



          The undersigned constitute all the parties to a Voting Trust Agreement, dated as of October 10, 1991, as amended by the Amendment to Voting Trust Agreement, dated November 3, 1995 (as amended, the "Voting Trust Agreement"), relating to certain securities of Pacific Greystone Corporation. The undersigned hereby agree that the Voting Trust Agreement is hereby terminated and the Stock (as defined in the Voting Trust Agreement) deposited with the Trustees (as defined in the Voting Trust Agreement) shall be distributed to the appropriate Stockholders (as defined in the Voting Trust Agreement).

Dated:  June __, 1996


TRUSTEES:                     STOCKHOLDERS:

_______________________       Harter 1991 Trust No. 1
Jack R. Harter, Trustee

                              By: __________________________


_______________________       Harter 1991 Trust No. 2
Antonio B. Mon, Trustee

                              By: __________________________


                              Irrevocable Mon Family Trust


                              By: __________________________


                              ______________________________
                              Robert W. Garcin


                              ______________________________
                              Peter J. Kiesecker


                              ______________________________
                              Jack R. Harter

                              ______________________________
                              Antonio B. Mon


                              ______________________________
                              Denis G. Cullumber


                              ______________________________
                              Richard D. Baker


                              ______________________________
                              Bruce E. Gross


                              ______________________________
                              Steven G. Delva


                              ______________________________
                              Todd Palmaer


                              ______________________________
                              Chuck Dragicevich


                                        2